ANNUAL REPORT

Maxfund Trust

December 31, 1999

Dear Shareholders:

For all of 1999 the Maxus family of mutual funds continued their exceptional performance relative to the appropriate market indices. In one of the most difficult years ever for both value and income managers, the Maxus Funds demonstrated that hard work, perseverance and the right mix of opportunities pays off.

Leading our effort in absolute performance was the Maxus Laureate Fund with a 50.66% percentage gain. Especially unique features of this Fund include a market timing component intended not only to enhance investment portfolio returns, but to partially protect these profits during significant market declines. The major focus of the Maxus Laureate Fund is to invest in those areas of the international marketplace defined by significant money inflows. In 1999, the major themes included domestic technology and the Japanese economy.

The Maxus Aggressive Value Fund posted a return of 21.27% for all of 1999, far eclipsing competing funds with similar objectives. The focus of this Fund is value companies in the micro-cap marketplace, i.e. small companies with solid balance sheets and marketing opportunities for their products and services. I believe the next three to five years will demonstrate that today’s prices represent exceptional bargains.

The Maxus Equity Fund produced a 12.98% return for 1999, far ahead of the 5.94% return of the Lipper Multi-Cap Value Index, an index of mutual funds with similar objectives. In keeping with the Maxus value style, the Maxus Equity Fund seeks out investments in companies whose underlying business value far exceeds its current market value. The operative rule of thumb is based upon what we believe an acquirer would be willing to pay, in cash, for the entire company.

In the worst year ever in the bond market, the Maxus Income Fund managed to outperform most of its competition with a total return, albeit a negative one, of -5.73%. More importantly, however, the Fund repositioned its portfolio to take advantage of overly depressed prices in hybrid debt securities and lock in higher rates of return. The strategy is paying off through an increased dividend for 2000 and exceptional performance relative to the Ryan Index of Government bonds.

The Maxus Ohio Heartland Fund had a negative total return of -11.03%, reflecting the difficult marketplace for not only so called old economy companies headquartered in Ohio, but for the value style in general. In what seems to me to be an ironic twist on this concept, the very existence of the technologically based new internet economy, is to produce greater productivity and increased standards of living so that people can buy more of the old economy products like cars, stereos and vacation homes.

In fact, what drives the business models of the new economy is mostly perception. The internet will definitely change the way business and commerce are conducted, and the end result will benefit consumers and the economy for years to come. But in an environment intended to essentially "commoditize" the products and services it offers, most publicly traded dot.coms have very little chance of ever making money, and virtually no chance at all of surviving.

The Microsofts, Ciscos and dells have a much better shelf life since they extract the price of admission to the internet. Essentially, the only expenditures needed to access the new economy (computers, software and infrastructure) are provided by these giants of the 21st century. The major issue with which investors must grapple in the months ahead is what price to pay for 15% to 20 % annual growth. No businessman I know would pay $10 million to buy an entire company earning $100,000 (1%) with the prospect (not even the assurance) or earning $200,000 (2%) five years hence. Yet many have no problem owning the shares public companies with these multiples and growth prospects and discarding others producing 25% to 35% free cash annually.

Much has changed. No longer can we depend on the old way of doing things, except perhaps in the way money is ultimately made. Playing the market and knowing when to get out might prove for some to be the way to wealth (I must admit I have at times engaged in this endeavor). But the only sure way of getting there , to paraphrase Warren Buffet, is investing in growing companies with good management at a "fair price."

Sincerely,

Richard Barone

Maxus Ohio Heartland Fund
		SCHEDULE OF INVESTMENTS
		December 31, 1999

SHARES / PRINCIPAL AMOUNT		MARKET VALUE	% ASSETS

	COMMON STOCKS

	Basic Materials
2,500	A. Schulman	40,781
3,000	Brush Wellman	50,437
3,500	Hanna, (M.A.)	38,281
5,500	Hawk Group*	31,969
1,500	Lubrizol	46,313
2,000	Oglebay Norton	47,500
10,000	Olympic Steel*	47,500
4,000	RPM Inc	40,750
2,200	Shiloh Industries*	24,200
		367,731	19.45%

	Capital Goods
4,000	Chart Industries	16,000
6,750	Corrpro*	39,656
2,000	Diebold	47,000
4,000	Keithley Instruments	81,500
5,000	Sifco Industries	34,687
2,000	Standard Register	38,750
3,000	Stoneridge*	46,313
		303,906	16.07%

	Consumer Products
2,000	Baldwin Piano*	17,000
2,500	Consolidated Stores*	40,625
6,000	Elder Beerman Stores*	30,750
6,000	Huffy	31,500
15,000	International Total Services*	17,813
2,400	Jo-Ann Stores Class B*	24,150
9,000	Officemax*	49,500
6,000	RG Barry*	23,625
5,000	Rocky Shoes & Boots*	38,125
3,000	Bob Evans	46,312
12,500	Royal Appliance*	60,937
2,000	Smucker, (J.M.) Class B	32,500
1,800	Wendy's International	37,125
		449,962	23.80%

	Financials
5,000	Great Lakes Bancorp*	41,875
2,000	KeyCorp	44,250
3,000	State Auto Financial	27,375
		113,500	6.00%

	Healthcare
4,000	Invacare	80,250
6,000	NCS Healthcare*	14,438
3,000	Steris*	30,937
		125,625	6.64%

	Technology
5,500	Allen Telecom*	63,594
3,918	Datatrak*	14,203
3,000	Kendle International*	29,625
3,000	Structural Dynamics*	38,250
4,000	Telxon	64,000
		209,672	11.09%

	Wholesale Distribution
3,500	Applied Industrial Technologies	58,187
1,800	Cooper Tire	28,013
6,000	Pioneer Standard Electronics	86,625
5,000	Rainbow Rentals*	35,938
		208,763	11.04%

	Real Estate
4,000	Associated Estates	31,250
4,000	Boykin Lodging	43,750
		75,000	3.97%

	TOTAL FOR COMMON STOCKS	1,854,159	98.06%

	CLOSED END EQUITY FUND
4,500	Brantley Capital	36,000	1.91%

	CASH EQUIVALENTS
17,453	Firstar Treasury Fund 4.51%	17,453	0.92%

	TOTAL INVESTMENTS (Cost - $2,526,908)	1,907,612	100.89%

	OTHER ASSETS LESS LIABILITIES	(16,844)	-0.89%

	NET ASSETS - EQUIVALENT	1,890,768	100.00%

	* - Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Maxus Aggressive Value Fund

		SCHEDULE OF INVESTMENTS
		December 31, 1999

SHARES / PRINCIPAL AMOUNT		MARKET VALUE	% ASSETS

	COMMON STOCKS

	Basic Materials
900,000	Campbell Resources*	154,687
60,000	Hawk Group*	348,750
12,000	Oglebay Norton	285,000
75,000	Olympic Steel*	356,250
		1,144,687	9.22%

	Capital Goods
10,000	Cubic Corp	218,750
20,000	Flow International*	227,500
23,000	Foster, (L. B.)*	112,125
35,000	Osmonics*	321,563
30,000	Park-Ohio Holdings Corp*	296,250
15,000	Tech-Sym*	309,375
		1,485,563	11.97%

	Consumer Products
10,100	Allou Health and Beauty Care*	66,912
15,000	Engle Homes	180,000
60,800	First Team Sports*	140,600
30,000	Gibson Greetings*	269,063
29,300	Jaclyn Inc*	80,575
20,000	Lazare Kaplan International*	162,500
126,400	Martin Industries*	213,300
75,000	Michael Anthony Jewelers*	220,313
30,000	Oakwood Homes	95,625
40,000	Rocky Shoes & Boots*	305,000
10,000	Saucony Class A*	147,500
43,600	TCBY Enterprises	166,225
30,000	Zapata*	138,750
		2,186,363	17.62%

	Energy
70,000	Kaneb Services Inc*	306,250
36,000	Patina Oil & Gas	310,500
25,000	Virginia Gas	78,125
		694,875	5.60%

	Financials
25,000	Atalanta Sosnoff Capital*	215,625
30,000	Frontier Insurance Group	103,125
10,000	Pico Holdings Inc*	123,125
		441,875	3.56%

	Healthcare
56,000	Carrington Labs*	112,000
15,000	Cholestech*	97,500
30,000	Hologic*	172,500
50,000	Orthologic*	128,125
23,500	Spacelabs Medical*	436,219
		946,344	7.62%

	Real Estate
10,000	Asset Investors	111,250
45,000	Bluegreen*	225,000
10,000	Boykin Lodging	109,375
15,000	Captec Net Lease Realty	112,500
		558,125	4.50%

	Technology
30,000	Barringer Technologies*	183,750
50,000	Brown & Sharpe Manufacturing Co. Class A*	106,250
7,000	Communications Systems	91,000
35,000	Datum*	336,875
10,000	Media 100*	264,375
12,000	Northwest Pipe*	168,000
95,000	Perceptron*	380,000
10,000	Standard Microsystems*	108,125
12,000	Veritas DGC*	168,000
		1,806,375	14.55%

	Wholesale Distribution
10,000	Aviall*	81,875
164,000	Strategic Distribution*	235,750
52,200	TBC Corp*	326,250
		643,875	5.19%

	TOTAL FOR COMMON STOCKS	9,908,082	79.83%

	CLOSED END EQUITY FUNDS
33,100	Brantley Capital	264,800
45,000	Equus II*	464,062
20,000	Templeton China World	158,750
		887,612	7.16%

	CASH EQUIVALENTS
1,820,716	Firstar Treasury Fund 4.51%	1,820,716	14.67%

	TOTAL INVESTMENTS (Cost - $11,908,557)	12,616,410	101.66%

	OTHER ASSETS LESS LIABILITIES	(205,603)	-1.66%

	NET ASSETS - EQUIVALENT	12,410,807	100.00%

	*- Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Ohio Heartland & Aggressive Value Funds	December 31, 1999

	Ohio
	Heartland	Aggressive
	Fund	Value Fund
Assets:
Investment Securities at Market Value	1,907,612	12,616,410
(Identified Cost - $2,526,908 and $11,908,557)
Receivables:
Receivable for investment securities sold	17,562	-
Receivable for shareholder purchases	-	175,200
Dividends and interest receivable	4,347	36,332
Unamortized organization costs	9,404	9,404
Total Assets	1,938,925	12,837,346

Liabilities:
Payable for investment securities purchased	14,875	182,063
Payable for shareholder redemptions	-	11,999
Payble to custodian bank	6,547	192,341
Accrued Expenses	26,735	40,136
Total Liabilities	48,157	426,539
Net Assets	1,890,768	12,410,807

Net Assets Consist Of:
Capital Paid In	2,518,561	11,675,095
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(8,497)	27,859
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(619,296)	707,853
Net Assets	1,890,768	12,410,807

Net Assets
Investors Shares	1,056,751	9,128,271
Institutional Shares	834,017	3,282,536
Total	1,890,768	12,410,807

Shares of capital stock
Investors Shares	145,601	1,635,679
Institutional Shares	114,156	584,310
Total	259,757	2,219,989

Net asset value per share
Investors Shares	$ 7.26	$ 5.58
Institutional Shares	$ 7.31	$ 5.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Ohio Heartland & Aggressive Value Funds	December 31, 1999

	Ohio
	Heartland	Aggressive
	Fund	Value Fund
Investment Income:
Dividend income	$ 35,745	62,965
Interest income	3,890	52,766
Total Income	39,635	115,731
Expenses:
Investment advisory fees (Note 2)	20,556	92,017
Distribution fees (Investor shares)	6,243	32,033
Distribution fees (Institutional shares)	-	-
Transfer agent fees/Accounting and Pricing	5,635	23,714
Registration and filing fees	3,335	7,602
Audit	6,750	6,750
Custodial fees	4,895	8,879
Legal	3,643	8,549
Organization costs	3,043	3,043
Trustee fees	1,900	2,500
Printing & Other Miscellaneous	2,878	5,621
Total Expenses	58,878	190,708

Net Investment Income (Loss)	(19,243)	(74,977)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	20,704	602,160
Unrealized Appreciation (Depreciation) on Investments	(253,998)	816,427
Net Realized and Unrealized Gain (Loss) on Investments	(233,294)	1,418,587

Net Increase (Decrease) in Net Assets from Operations	$(252,537)	1,343,610

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Ohio Heartland & Aggressive Value Funds		December 31, 1999

	Ohio	Ohio	Aggressive	Aggressive
	Heartland Fund	Heartland Fund	Value Fund	Value Fund
	01/01/99	02/01/98	01/01/99	02/01/98
	to	to	to	to
	12/31/99	12/31/98	12/31/99	12/31/98
From Operations:
Net Investment Income	(19,243)	(11,953)	(74,977)	(34,049)
Net Realized Gain (Loss) on Investments	20,704	(29,201)	602,160	66,583
Net Unrealized Appreciation (Depreciation)	(253,998)	(365,298)	816,427	(108,574)
Increase (Decrease) in Net Assets from Operations	(252,537)	(406,452)	1,343,610	(76,040)

Distributions to investor shareholders:
Net Investment Income		-	-	-
Net Realized Gain (Loss) from Security Transactions		-	(370,605)	(23,824)

Distributions to institutional shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain (Loss) from Security Transactions	-	-	(128,732)	(8,698)
Change in net assets from distributions	-	-	(499,337)	(32,522)

From capital share Investor transactions:
Proceeds from sale of shares	487,091	2,041,091	6,985,616	3,390,273
Dividend reinvestment	-	-	322,221	21,242
Cost of shares redeemed	(503,089)	(489,980)	(1,806,100)	(182,918)

From capital share Institutional transactions:
Proceeds from sale of shares	188,675	751,252	2,362,244	1,093,810
Dividend reinvestment	-	-	79,131	1,418
Cost of shares redeemed	(16,692)	(8,591)	(691,841)	-
Change in net assets from capital transactions	155,985	2,293,772	7,251,271	4,323,825
Change in net assets	(96,552)	1,887,320	8,095,544	4,215,263

Net Assets:
Beginning of period	1,987,320	100,000	4,315,263	100,000
End of period*	1,890,768	1,987,320	12,410,807	4,315,263

Investor share transactions:
Issued	61,455	210,183	1,247,484	694,788
Reinvested	-	-	54,574	3,666
Redeemed	(67,137)	(58,900)	(324,478)	(40,355)
Net increase (decrease) in shares	(5,682)	151,283	977,580	658,099
Shares outstanding beginning of period	151,283	-	658,099	-
Shares outstanding end of period	145,601	151,283	1,635,679	658,099

Institutional share transactions:
Issued	24,318	83,159	447,918	218,945
Reinvested	-	-	18,965	1,049
Redeemed	(2,174)	(1,147)	(122,567)	-
Net increase (decrease) in shares	22,144	82,012	344,316	219,994
Shares outstanding beginning of period	92,012	10,000	239,994	20,000
Shares outstanding end of period	114,156	92,012	584,310	239,994

*including accumulated undistributed net investment income of $0 and $0, respectively, for Ohio Heartland Fund, and $0 and $0, respectively for Aggressive Value Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Ohio Heartland Fund		Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	8.16	10.00
Net Investment Income	(0.07)	(0.05)
Net Gains or Losses on Securities
(realized and unrealized)	(0.83)	(1.79)
Total from Investment Operations	(0.90)	(1.84)
Distributions
Net investment income	-	-
Capital gains	-	-
Return of capital	-	-
Total Distributions	-	-
Net Asset Value -
End of Period	$ 7.26	$ 8.16

Total Return	-11.03%	-18.40%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	1,057	1,234
Ratio of expenses to average net assets	2.88%	3.24%*
Ratio of net income to average net assets	-0.94%	-0.88%*
Portfolio turnover rate	33%	7%*

		Institutional Shares

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	8.18	10.00
Net Investment Income	(0.04)	(0.03)
Net Gains or Losses on Securities
(realized and unrealized)	(0.83)	(1.79)
Total from Investment Operations	(0.87)	1.82
Distributions
Net investment income	-	-
Capital gains	-	-
Return of capital	-	-
Total Distributions	-	-
Net Asset Value -
End of Period	$ 7.31	$ 8.18

Total Return	-10.64%	-18.20%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	834	753
Ratio of expenses to average net assets	2.38%	2.74%*
Ratio of net income to average net assets	-0.44%	-0.38%*
Portfolio turnover rate	33%	7%*

*annualized
**commencement of operations

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Aggressive Value Fund		Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	4.80	5.00
Net Investment Income	(0.06)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	1.08	(0.09)
Total from Investment Operations	1.02	(0.16)
Distributions
Net investment income	-	-
Capital gains	(0.24)	(0.04)
Return of capital	-	-
Total Distributions	(0.24)	(0.04)
Net Asset Value -
End of Period	$ 5.58	$ 4.80

Total Return	21.19%	-3.27%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	9,128	3,159
Ratio of expenses to average net assets	2.10%	2.69%*
Ratio of net income to average net assets	-0.82%	-1.33%*
Portfolio turnover rate	96%	109%*

		Institutional Shares

	01/01/99	2/1/98**
	to	to
	12/311999	12/31/98
Net Asset Value -
Beginning of Period	4.82	5.00
Net Investment Income	(0.04)	(0.05)
Net Gains or Losses on Securities
(realized and unrealized)	1.08	(0.09)
Total from Investment Operations	1.04	(0.14)
Distributions
Net investment income	-	-
Capital gains	(0.24)	(0.04)
Return of capital	-	-
Total Distributions	(0.24)	(0.04)
Net Asset Value -
End of Period	$ 5.62	$ 4.82

Total Return	21.60%	-2.87%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	3,283	1,156
Ratio of expenses to average net assets	1.60%	2.19%*
Ratio of net income to average net assets	-0.32%	-0.83%*
Portfolio turnover rate	96%	109%*

*annualized
**commencement of operations

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
MAXUS OHIO HEARTLAND & AGGRESSIVE VALUE FUNDS
DECEMBER 31, 1999

1.) Significant Accounting Policies

Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. Shares of the Funds are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Funds with other shares of the same class. Investor shares incur a distribution expense. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

Security Valuation

Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes

It is both Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital for the Ohio Heartland Fund and accumulated undistributed net realized gains for the Aggressive Value Fund.

2.) Investment Advisory Agreement

The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.) Related Party Transactions

Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Funds. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $20,556 by Maxus Ohio Heartland Fund and $92,017 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 1999. The Funds have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Funds shares. The Funds have entered into a distribution agreement pursuant to which the Funds pay Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $6,243 by Maxus Ohio Heartland Fund and $32,033 by Maxus Aggressive Value Fund for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services provides fund accounting and transfer agent services to the Maxus Ohio Heartland Fund and the Maxus aggressive Value Fund. Mutual Shareholder Services received fees totaling $5,635 from Maxus Ohio Heartland Fund and $23,714 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $3,425 from Maxus Ohio Heartland Fund and $64,128 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 1999.

Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per Fund per meeting.

4.) Capital Stock And Distribution

At December 31, 1999, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,518,561 for the Maxus Ohio Heartland Fund and $11,675,095 for the Maxus Aggressive Value Fund.

Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.) Purchases and Sales of Securities

The table below displays information describing purchases and sales of investment securities, both U.S. Government obligations and non U.S. Government obligations, excluding short-term securities, made during the fiscal year ending December 31, 1999.

Type of obligation	Maxus Ohio Heartland Fund	Maxus Aggressive Value Fund
Purchase of non U.S. Government	864,903	13,018,752
Sale of non U.S. Government	653,902	7,615,358
Purchase of U.S. Government	0	0
Sale of U.S. Government	0	0

6.) Security Tranactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

	Maxus Ohio Heartland Fund	Maxus Aggressive Value Fund
Appreciation	151,122	1,666,454
(Depreciation)	(770,418)	(958,601)
Net Appreciation (Depreciation)	(619,296)	707,853

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
MaxFund Trust:

We have audited the statements of assets and liabilities including the portfolios of investments, of the MaxFund Trust (comprising, respectively, of the Maxus Ohio Heartland Fund and the Maxus Aggressive Value Fund) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MaxFund Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

Investment Adviser
Maxus Asset Management, Inc.
1301 East Ninth Street
Cleveland, OH 44114

Transfer Agent
Mutual Shareholder Services, LLC.
1301 E. 9th St., Suite 1005
Cleveland, OH 44114

Custodian
Firstar Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Legal Counsel
Benesch, Friedlander, Coplan & Aronoff
2300 BP America Building
200 Public Square
Cleveland, OH 44114

Auditors
McCurdy & Associates, CPA’s, Inc.
27955 Clemens Road
Westlake, OH 44145

Board of Trustees
Denis J Amato
Richard A Barone
Kent W Clapp
Steven M Kasarnich
Joseph H Smith
Burton D Morgan
Michael A Rossi